Press Release November 1, 2017

HollyFrontier Corporation Reports Quarterly Results

Dallas, Texas, November 1, 2017 ‑‑ HollyFrontier Corporation (NYSE:HFC) (“HollyFrontier” or the “Company”) today reported third quarter net income attributable to HollyFrontier stockholders of $272.0 million or $1.53 per diluted share for the quarter ended September 30, 2017, compared to $74.5 million or $0.42 per diluted share for the quarter ended September 30, 2016.

The third quarter results reflect special items that collectively increased net income by a total of $69.6 million. These items include a lower of cost or market inventory valuation adjustment that increased pre-tax earnings by $111.1 million, slightly offset by $4.2 million of pre-tax integration costs related to our Petro-Canada Lubricants Inc. (“PCLI”) acquisition.

Excluding these items, net income for the current quarter was $202.4 million ($1.14 per diluted share) compared to $74.7 million ($0.42 per diluted share) for the third quarter 2016, which excludes an after-tax inventory valuation charge of $0.2 million. Adjusted for these items, net income for the third quarter increased $127.7 million from the same period of 2016 driven by both higher sales volumes and refining margins combined with earnings attributable to our recently acquired PCLI operations totaling $22.6 million. For the current quarter, crude oil charges averaged 454,790 barrels per day (“BPD”) compared to 443,560 BPD for the third quarter of 2016. On a per barrel basis, consolidated refinery gross margin was $14.55 per produced barrel, a 48% increase compared to $9.83 for the third quarter of 2016. Total operating expenses for the quarter were $321.7 million compared to $256.2 million for the third quarter of last year and include $56.1 million in costs attributable to our PCLI operations.

HollyFrontier’s President & CEO, George Damiris, commented, “HollyFrontier's strong financial results reflect our ability to capitalize on the margins available during the third quarter. Additionally, PCLI operations performed well and we are reaching the conclusion of our integration project. To date, fourth quarter refining margins have held steady and we are looking forward to a strong finish to 2017.”

For the third quarter of 2017, net cash provided by operations totaled $312.0 million compared to $133.9 million in the third quarter of 2016. During the period, we declared and paid a dividend of $0.33 per share to shareholders totaling $58.8 million. At September 30, 2017, our cash and cash equivalents totaled $630.7 million, a $170.4 million increase over cash and cash equivalents of $460.3 million at June 30, 2017. Additionally, our consolidated debt was $2,236.5 million. Our debt, exclusive of Holly Energy Partners' debt, which is nonrecourse to HollyFrontier, was $991.4 million at September 30, 2017.

The Company has scheduled a webcast conference call for today, November 1, 2017, at 8:30 AM Eastern Time to discuss third quarter financial results. This webcast may be accessed at: https://event.webcasts.com/starthere.jsp?ei=1163136&tp_key=1acd2d5b91. An audio archive of this webcast will be available using the above noted link through November 15, 2017.

HollyFrontier Corporation, headquartered in Dallas, Texas, is an independent petroleum refiner and marketer that produces high-value light products such as gasoline, diesel fuel, jet fuel and other specialty products. HollyFrontier operates through its subsidiaries a 135,000 barrels per stream day (“BPSD”) refinery located in El Dorado, Kansas, two refinery facilities with a combined capacity of 125,000 BPSD located in Tulsa, Oklahoma, a 100,000 BPSD refinery located in Artesia, New Mexico, a 52,000 BPSD refinery located in Cheyenne, Wyoming and a 45,000 BPSD refinery in Woods Cross, Utah. HollyFrontier markets its refined products principally in the Southwest U.S., the Rocky Mountains extending into the Pacific Northwest and in other neighboring Plains states. In addition,

HollyFrontier, through its subsidiary, owns Petro-Canada Lubricants Inc., whose Mississauga, Ontario facility produces 15,600 barrels per day of base oils and other specialized lubricant products, and also owns a 59% interest and a non-economic general partner interest in Holly Energy Partners, L.P.

The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995: The statements in this press release relating to matters that are not historical facts are “forward-looking statements” based on management’s beliefs and assumptions using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties, including those contained in our filings with the Securities and Exchange Commission. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that our expectations will prove correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Any differences could be caused by a number of factors, including, but not limited to, risks and uncertainties with respect to the actions of actual or potential competitive suppliers of refined petroleum products in the Company’s markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, effects of governmental and environmental regulations and policies, the availability and cost of financing to the Company, the effectiveness of the Company’s capital investments and marketing strategies, the Company’s efficiency in carrying out construction projects, the ability of the Company to acquire refined product operations or pipeline and terminal operations on acceptable terms and to integrate any recent and future acquired operations, the possibility of terrorist attacks and the consequences of any such attacks, general economic conditions and other financial, operational and legal risks and uncertainties detailed from time to time in the Company’s Securities and Exchange Commission filings. The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

RESULTS OF OPERATIONS

Financial Data (all information in this release is unaudited)

	Three Months Ended September 30,		Change from 2016
	2017	2016	Change	Percent
	(In thousands, except per share data)
Sales and other revenues	$3,719,247	$2,847,270	$871,977	31%
Operating costs and expenses:
Cost of products sold:
Cost of products sold (exclusive of lower of cost or market inventory valuation adjustment)	2,888,530	2,341,837	546,693	23
Lower of cost or market inventory valuation adjustment	(111,128)	312	(111,440)	(35,718)
	2,777,402	2,342,149	435,253	19
Operating expenses	321,668	256,232	65,436	26
Selling, general and administrative expenses	68,013	32,994	35,019	106
Depreciation and amortization	102,884	91,130	11,754	13
Total operating costs and expenses	3,269,967	2,722,505	547,462	20
Income from operations	449,280	124,765	324,515	260

Other income (expense):
Earnings of equity method investments	5,072	3,767	1,305	35
Interest income	1,074	778	296	38
Interest expense	(28,731)	(19,550)	(9,181)	47
Gain on foreign currency transactions	19,122	—	19,122	—
Other, net	286	107	179	167
	(3,177)	(14,898)	11,721	(79)
Income before income taxes	446,103	109,867	336,236	306
Income tax expense	158,386	22,196	136,190	614
Net income	287,717	87,671	200,046	228
Less net income attributable to noncontrolling interest	15,703	13,174	2,529	19
Net income attributable to HollyFrontier stockholders	$272,014	$74,497	$197,517	265%

Earnings per share attributable to HollyFrontier stockholders:
Basic	$1.53	$0.42	$1.11	264%
Diluted	$1.53	$0.42	$1.11	264%
Cash dividends declared per common share	$0.33	$0.33	$—	—%
Average number of common shares outstanding:
Basic	176,149	175,871	278	—%
Diluted	176,530	175,993	537	—%
EBITDA	$560,941	$206,595	$354,346	172%
Adjusted EBITDA	$454,029	$206,907	$247,122	119%

	Nine Months Ended September 30,		Change from 2016
	2017	2016	Change	Percent
	(In thousands, except per share data)
Sales and other revenues	$10,258,594	$7,580,632	$2,677,962	35%
Operating costs and expenses:
Cost of products sold:
Cost of products sold (exclusive of lower of cost or market inventory valuation adjustment)	8,283,127	6,215,155	2,067,972	33
Lower of cost or market inventory valuation adjustment	(15,323)	(194,282)	178,959	(92)
	8,267,804	6,020,873	2,246,931	37
Operating expenses	944,437	760,151	184,286	24
Selling, general and administrative expenses	184,659	88,270	96,389	109
Depreciation and amortization	304,206	269,433	34,773	13
Goodwill and asset impairment	19,247	654,084	(634,837)	(97)
Total operating costs and expenses	9,720,353	7,792,811	1,927,542	25
Income (loss) from operations	538,241	(212,179)	750,420	(354)

Other income (expense):
Earnings of equity method investments	10,965	10,155	810	8
Interest income	2,069	1,380	689	50
Interest expense	(85,534)	(45,888)	(39,646)	86
Loss on early extinguishment of debt	(12,225)	(8,718)	(3,507)	40
Gain on foreign currency swaps	24,545	—	24,545	—
Loss on foreign currency transactions	19,517	—	19,517	—
Other, net	23	300	(277)	(92)
	(40,640)	(42,771)	2,131	(5)
Income (loss) before income taxes	497,601	(254,950)	752,551	(295)
Income tax expense	173,593	6,459	167,134	2,588
Net income (loss)	324,008	(261,409)	585,417	(224)
Less net income attributable to noncontrolling interest	39,695	52,209	(12,514)	(24)
Net income (loss) attributable to HollyFrontier stockholders	$284,313	$(313,618)	$597,931	(191)%

Earnings (loss) per share attributable to HollyFrontier stockholders:
Basic	$1.60	$(1.78)	$3.38	(190)%
Diluted	$1.60	$(1.78)	$3.38	(190)%
Cash dividends declared per common share	$0.99	$0.99	$—	—%
Average number of common shares outstanding:
Basic	176,143	176,157	(14)	—%
Diluted	176,616	176,157	459	—%
EBITDA	$857,802	$15,500	$842,302	5,434%
Adjusted EBITDA	$845,558	$475,302	$370,256	78%

Balance Sheet Data

	September 30,	December 31,
	2017	2016
	(In thousands)
Cash, cash equivalents and total investments in marketable securities	$630,742	$1,134,727
Working capital	$1,396,046	$1,767,780
Total assets	$10,148,355	$9,435,661
Long-term debt	$2,236,514	$2,235,137
Total equity	$5,465,777	$5,301,985

Segment Information

Our operations are organized into three reportable segments, Refining, PCLI and HEP. Our operations that are not included in the Refining, PCLI and HEP segments are included in Corporate and Other. Intersegment transactions are eliminated in our consolidated financial statements and are included in Consolidations and Eliminations. The Refining segment includes the operations of our El Dorado, Tulsa, Navajo, Cheyenne and Woods Cross refineries and HFC Asphalt (aggregated as a reportable segment). Refining activities involve the purchase and refining of crude oil and wholesale and branded marketing of refined products, such as gasoline, diesel fuel and jet fuel. These petroleum products are primarily marketed in the Mid-Continent, Southwest and Rocky Mountain regions of the United States. Additionally, the Refining segment includes specialty lubricant products produced at our Tulsa refineries that are marketed throughout North America and are distributed in Central and South America. HFC Asphalt operates various asphalt terminals in Arizona, New Mexico and Oklahoma.

On February 1, 2017, we acquired PCLI, a Canadian-based producer of lubricant products such as base oils, white oils, specialty products and finished lubricants. The PCLI segment involves production operations, located in Mississauga, Ontario, and marketing of its products to both retail and wholesale outlets through a global sales network with locations in Canada, the United States, Europe and China.

The HEP segment involves all of the operations of HEP, a consolidated variable interest entity, which owns and operates logistics assets consisting of petroleum product and crude oil pipelines, terminals, tankage, loading rack facilities and refinery process units in the Mid-Continent, Southwest and Rocky Mountain regions of the United States. At September 30, 2017, the HEP segment also includes a 75% interest in the UNEV Pipeline (an HEP consolidated subsidiary), a 50% ownership interest in each of the Frontier Pipeline, Osage Pipeline and the Cheyenne Pipeline and a 25% ownership interest in SLC Pipeline. Revenues from the HEP segment are earned through transactions with unaffiliated parties for pipeline transportation, rental and terminalling operations as well as revenues relating to pipeline transportation services provided for our refining operations. Due to certain basis differences, our reported amounts for the HEP segment may not agree to amounts reported in HEP's periodic public filings.

	Refining	PCLI	HEP	Corporate and Other	Consolidations and Eliminations	Consolidated Total
	(In thousands)
Three Months Ended September 30, 2017
Sales and other revenues	$3,409,795	$298,137	$110,364	$(325)	$(98,724)	$3,719,247
Operating expenses	$249,478	$56,111	$35,998	$817	$(20,736)	$321,668
Depreciation and amortization	$74,312	$7,492	$18,601	$2,686	$(207)	$102,884
Income (loss) from operations	$408,739	$28,511	$52,142	$(39,549)	$(563)	$449,280
Net income (loss)	$408,739	$22,553	$43,467	$(186,982)	$(60)	$287,717
Capital expenditures	$31,152	$9,643	$10,151	$5,121	$—	$56,067

Three Months Ended September 30, 2016
Sales and other revenues	$2,832,195	$—	$92,611	$11	$(77,547)	$2,847,270
Operating expenses	$227,079	$—	$32,099	$1,390	$(4,336)	$256,232
Depreciation and amortization	$69,565	$—	$18,515	$3,257	$(207)	$91,130
Income (loss) from operations	$120,985	$—	$39,332	$(34,965)	$(587)	$124,765
Net income (loss)	$120,985	$—	$28,809	$(62,096)	$(27)	$87,671
Capital expenditures	$74,173	$—	$20,730	$2,529	$—	$97,432

Nine Months Ended September 30, 2017
Sales and other revenues	$9,413,008	$809,643	$325,141	$(283)	$(288,915)	$10,258,594
Operating expenses	$751,858	$144,792	$102,584	$3,152	$(57,949)	$944,437
Depreciation and amortization	$219,636	$19,868	$56,515	$8,808	$(621)	$304,206
Income (loss) from operations	$445,087	$58,416	$157,170	$(120,730)	$(1,702)	$538,241
Net income (loss)	$445,087	$43,609	$115,010	$(279,543)	$(155)	$324,008
Capital expenditures	$131,016	$19,995	$30,675	$11,431	$—	$193,117

Nine Months Ended September 30, 2016
Sales and other revenues	$7,530,804	$—	$289,517	$168	$(239,857)	$7,580,632
Operating expenses	$680,591	$—	$89,067	$3,797	$(13,304)	$760,151
Depreciation and amortization	$210,466	$—	$49,852	$9,736	$(621)	$269,433
Income (loss) from operations	$(259,296)	$—	$141,980	$(93,017)	$(1,846)	$(212,179)
Net income (loss)	$(259,296)	$—	$116,102	$(118,156)	$(59)	$(261,409)
Capital expenditures	$284,755	$—	$96,115	$6,607	$—	$387,477

September 30, 2017
Cash, cash equivalents and total investments in marketable securities	$10,713	$91,485	$7,476	$521,068	$—	$630,742
Total assets	$6,637,119	$1,282,396	$1,903,307	$610,341	$(284,808)	$10,148,355
Long-term debt	$—	$—	$1,245,066	$991,448	$—	$2,236,514

December 31, 2016
Cash, cash equivalents and total investments in marketable securities	$49	$—	$3,657	$1,131,021	$—	$1,134,727
Total assets	$6,513,806	$—	$1,920,487	$1,306,169	$(304,801)	$9,435,661
Long-term debt	$—	$—	$1,243,912	$991,225	$—	$2,235,137

Refining Operating Data

The following tables set forth information, including non-GAAP performance measures about our refinery operations. The cost of products and refinery gross and net operating margins do not include the non-cash effects of lower of cost or market inventory valuation adjustments and depreciation and amortization. Reconciliations to amounts reported under GAAP are provided under “Reconciliations to Amounts Reported Under Generally Accepted Accounting Principles” below.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Mid-Continent Region (El Dorado and Tulsa Refineries)
Crude charge (BPD) (1)	262,470	271,780	258,420	258,680
Refinery throughput (BPD) (2)	275,270	289,010	274,200	277,870
Refinery production (BPD) (3)	263,760	276,720	263,520	266,510
Sales of produced refined products (BPD)	252,350	262,060	254,000	253,390
Sales of refined products (BPD) (4)	270,720	292,310	278,180	280,150
Refinery utilization (5)	101.0%	104.5%	99.4%	99.5%

Average per produced barrel (6)
Net sales	$69.81	$61.71	$67.12	$56.61
Cost of products (7)	56.40	52.08	57.19	48.19
Refinery gross margin (8)	13.41	9.63	9.93	8.42
Refinery operating expenses (9)	4.98	4.70	5.14	4.87
Net operating margin (8)	$8.43	$4.93	$4.79	$3.55

Refinery operating expenses per throughput barrel (10)	$4.57	$4.26	$4.76	$4.44

Feedstocks:
Sweet crude oil	65%	62%	62%	58%
Sour crude oil	14%	15%	17%	17%
Heavy sour crude oil	16%	17%	15%	18%
Other feedstocks and blends	5%	6%	6%	7%
Total	100%	100%	100%	100%

Sales of produced refined products:
Gasolines	50%	51%	50%	49%
Diesel fuels	34%	33%	33%	34%
Jet fuels	6%	6%	7%	6%
Fuel oil	1%	1%	1%	1%
Asphalt	3%	3%	3%	3%
Lubricants	4%	5%	4%	5%
LPG and other	2%	1%	2%	2%
Total	100%	100%	100%	100%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Southwest Region (Navajo Refinery)
Crude charge (BPD) (1)	112,060	100,180	96,350	99,990
Refinery throughput (BPD) (2)	122,890	109,350	105,190	110,020
Refinery production (BPD) (3)	121,040	107,940	103,620	108,660
Sales of produced refined products (BPD)	125,770	107,010	103,680	110,240
Sales of refined products (BPD) (4)	125,790	110,270	109,070	111,850
Refinery utilization (5)	112.1%	100.2%	96.4%	100.0%

Average per produced barrel (6)
Net sales	$70.21	$60.24	$67.99	$55.81
Cost of products (7)	55.38	50.74	55.94	46.64
Refinery gross margin (8)	14.83	9.50	12.05	9.17
Refinery operating expenses (9)	4.04	4.86	5.05	4.62
Net operating margin (8)	$10.79	$4.64	$7.00	$4.55

Refinery operating expenses per throughput barrel (10)	$4.13	$4.76	$4.98	$4.63

Feedstocks:
Sweet crude oil	25%	26%	23%	29%
Sour crude oil	66%	66%	68%	62%
Other feedstocks and blends	9%	8%	9%	9%
Total	100%	100%	100%	100%

Sales of produced refined products:
Gasolines	51%	52%	52%	54%
Diesel fuels	42%	42%	41%	41%
Fuel oil	4%	3%	3%	2%
Asphalt	1%	1%	1%	1%
LPG and other	2%	2%	3%	2%
Total	100%	100%	100%	100%

Rocky Mountain Region (Cheyenne and Woods Cross Refineries)
Crude charge (BPD) (1)	80,260	71,600	76,510	62,490
Refinery throughput (BPD) (2)	87,620	75,470	84,050	66,490
Refinery production (BPD) (3)	84,800	72,080	81,370	63,320
Sales of produced refined products (BPD)	77,840	68,630	78,140	63,800
Sales of refined products (BPD) (4)	78,230	71,450	78,570	67,800
Refinery utilization (5)	82.7%	73.8%	78.9%	71.3%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Rocky Mountain Region (Cheyenne and Woods Cross Refineries)
Average per produced barrel (6)
Net sales	$72.43	$61.89	$68.91	$56.76
Cost of products (7)	54.65	50.83	53.20	47.13
Refinery gross margin (8)	17.78	11.06	15.71	9.63
Refinery operating expenses (9)	10.50	9.48	10.30	10.14
Net operating margin (8)	$7.28	$1.58	$5.41	$(0.51)

Refinery operating expenses per throughput barrel (10)	$9.33	$8.62	$9.58	$9.73

Feedstocks:
Sweet crude oil	32%	33%	34%	39%
Heavy sour crude oil	37%	42%	36%	37%
Black wax crude oil	23%	20%	21%	18%
Other feedstocks and blends	8%	5%	9%	6%
Total	100%	100%	100%	100%

Sales of produced refined products:
Gasolines	59%	58%	59%	59%
Diesel fuels	33%	34%	33%	34%
Fuel oil	3%	2%	2%	2%
Asphalt	2%	3%	4%	2%
LPG and other	3%	3%	2%	3%
Total	100%	100%	100%	100%

Consolidated
Crude charge (BPD) (1)	454,790	443,560	431,280	421,160
Refinery throughput (BPD) (2)	485,780	473,830	463,440	454,380
Refinery production (BPD) (3)	469,600	456,740	448,510	438,490
Sales of produced refined products (BPD)	455,960	437,700	435,820	427,430
Sales of refined products (BPD) (4)	474,740	474,030	465,820	459,800
Refinery utilization (5)	99.5%	97.1%	94.4%	94.1%

Average per produced barrel (6)
Net sales	$70.37	$61.38	$67.65	$56.43
Cost of products (7)	55.82	51.55	56.18	47.64
Refinery gross margin (8)	14.55	9.83	11.47	8.79
Refinery operating expenses (9)	5.67	5.49	6.04	5.59
Net operating margin (8)	$8.88	$4.34	$5.43	$3.20

Refinery operating expenses per throughput barrel (10)	$5.32	$5.07	$5.69	$5.26

Feedstocks:
Sweet crude oil	49%	49%	48%	48%
Sour crude oil	25%	25%	25%	26%
Heavy sour crude oil	16%	17%	16%	16%
Black wax crude oil	4%	3%	4%	3%
Other feedstocks and blends	6%	6%	7%	7%
Total	100%	100%	100%	100%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Consolidated
Sales of produced refined products:
Gasolines	52%	52%	52%	52%
Diesel fuels	36%	35%	35%	36%
Jet fuels	4%	4%	4%	4%
Fuel oil	2%	2%	2%	1%
Asphalt	2%	2%	2%	2%
Lubricants	2%	3%	3%	3%
LPG and other	2%	2%	2%	2%
Total	100%	100%	100%	100%

(1)	Crude charge represents the barrels per day of crude oil processed at our refineries.

(2)	Refinery throughput represents the barrels per day of crude and other refinery feedstocks input to the crude units and other conversion units at our refineries.

(3)	Refinery production represents the barrels per day of refined products yielded from processing crude and other refinery feedstocks through the crude units and other conversion units at our refineries.

(4)	Includes refined products purchased for resale.

(5)
Represents crude charge divided by total crude capacity (BPSD). Effective July 1, 2016, our consolidated crude capacity increased from 443,000 BPSD to 457,000 BPSD upon completion of our Woods Cross Refinery expansion project.

(6)
Represents average per barrel amount for produced refined products sold, which is a non-GAAP measure. Reconciliations to amounts reported under GAAP are provided under “Reconciliations to Amounts Reported Under Generally Accepted Accounting Principles” below.

(7)	Transportation, terminal and refinery storage costs billed from HEP are included in cost of products.

(8)
Excludes lower of cost or market inventory valuation adjustments of $(111.1) million and $0.3 million for the three months ended September 30, 2017 and 2016, respectively, and $(15.3) million and $(194.3) million for the nine months ended September 30, 2017 and 2016, respectively.

(9)	Represents operating expenses of our refineries, exclusive of depreciation and amortization.

(10)	Represents refinery operating expenses, exclusive of depreciation and amortization, divided by refinery throughput.

PCLI Operating Data

The following table sets forth information about our PCLI operations for the period from February 1, 2017 (date of acquisition) through September 30, 2017.

	Three Months Ended September 30,	Period From February 1, 2017 Through September 30, 2017
PCLI
Throughput (BPD) (1)	22,360	21,980
Production (BPD) (2)	21,670	21,390
Sales of produced products (BPD)	20,600	20,660

(1)	Throughput represents the barrels per day of feedstocks (principally vacuum gas oil and hydrocracker bottoms) input into our PCLI production facilities.

(2)	Production represents the barrels per day of products yielded from our PCLI production facilities.

Reconciliations to Amounts Reported Under Generally Accepted Accounting Principles

Reconciliations of earnings before interest, taxes, depreciation and amortization (“EBITDA”) and EBITDA excluding lower of cost or market inventory valuation adjustments and PCLI acquisition and integration costs, incremental cost of products sold attributable to our PCLI inventory value step-up and net gain on foreign currency swaps ("Adjusted EBITDA") to amounts reported under generally accepted accounting principles ("GAAP") in financial statements.

Earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, is calculated as net income (loss) attributable to HollyFrontier stockholders plus (i) interest expense, net of interest income, (ii) income tax provision, and (iii) depreciation and amortization. Adjusted EBITDA is calculated as EBITDA plus or minus (i) lower of cost or market inventory valuation adjustments (ii) incremental cost of products sold attributable to our PCLI inventory value step-up (iii) PCLI acquisition and integration costs (iv) goodwill and asset impairment charges (v) our RINs cost reduction related to our Cheyenne Refinery small refinery exemption and (vi) net gain on foreign currency swaps.

EBITDA and Adjusted EBITDA are not calculations provided for under accounting principles generally accepted in the United States; however, the amounts included in these calculations are derived from amounts included in our consolidated financial statements. EBITDA and Adjusted EBITDA should not be considered as alternatives to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA and Adjusted EBITDA are not necessarily comparable to similarly titled measures of other companies. These are presented here because they are widely used financial indicators used by investors and analysts to measure performance.

EBITDA and Adjusted EBITDA are also used by our management for internal analysis and as a basis for financial covenants.
Set forth below is our calculation of EBITDA and adjusted EBITDA.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(In thousands)
Net income (loss) attributable to HollyFrontier stockholders	$272,014	$74,497	$284,313	$(313,618)
Add income tax provision	158,386	22,196	173,593	6,459
Add interest expense (1)	28,731	19,550	97,759	54,606
Subtract interest income	(1,074)	(778)	(2,069)	(1,380)
Add depreciation and amortization	102,884	91,130	304,206	269,433
EBITDA	$560,941	$206,595	$857,802	$15,500
Add (subtract) lower of cost or market inventory valuation adjustment	(111,128)	312	(15,323)	(194,282)
Add Incremental cost of products sold attributable to PCLI inventory value step-up	—	—	15,327	—
Add PCLI acquisition and integration costs	4,216	—	23,506	—
Add goodwill and asset impairment	—	—	19,247	654,084
Subtract RINs cost reduction	—	—	(30,456)	—
Subtract gain on foreign currency swaps	—	—	(24,545)	—
Adjusted EBITDA	$454,029	$206,907	$845,558	$475,302

Adjusted EBITDA attributable to our PCLI segment is calculated as follows:
PCLI income from operations (see segment data on page 6)	$28,511		$58,416
Add depreciation and amortization (see segment data on page 6)	7,492		19,868
PCLI EBITDA	$36,003		$78,284
Add Incremental cost of products sold attributable to PCLI inventory value step-up	—		15,327
Adjusted PCLI EBITDA	$36,003		$93,611

(1) Includes loss on early extinguishment of debt of $12.2 million and $8.7 million for the nine months ended September 30, 2017 and 2016, respectively.

Reconciliations of refinery operating information (non-GAAP performance measures) to amounts reported under generally accepted accounting principles in financial statements.

Refinery gross margin and net operating margin are non-GAAP performance measures that are used by our management and others to compare our refining performance to that of other companies in our industry. We believe these margin measures are helpful to investors in evaluating our refining performance on a relative and absolute basis. Refinery gross margin per barrel is the difference between average net sales price and average cost of products per barrel of produced refined products. Net operating margin per barrel is the difference between refinery gross margin and refinery operating expenses per barrel of produced refined products.

These two margins do not include the non-cash effects of lower of cost or market inventory valuation adjustments or depreciation and amortization. Each of these component performance measures can be reconciled directly to our consolidated statements of income. Other companies in our industry may not calculate these performance measures in the same manner.

Refinery Gross and Net Operating Margins

Below are reconciliations to our consolidated statements of income for (i) net sales, cost of products sold (exclusive of lower of cost or market inventory valuation adjustment) and operating expenses, in each case averaged per produced barrel sold, and (ii) net operating margin and refinery gross margin. Due to rounding of reported numbers, some amounts may not calculate exactly.

Reconciliation of produced refined product sales to total sales and other revenues

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(Dollars in thousands, except per barrel amounts)
Consolidated
Average sales price per produced barrel sold	$70.37	$61.38	$67.65	$56.43
Times sales of produced refined products (BPD)	455,960	437,700	435,820	427,430
Times number of days in period	92	92	273	274
Produced refined product sales	$2,951,903	$2,471,674	$8,048,920	$6,608,846

Total produced refined product sales	$2,951,903	$2,471,674	$8,048,920	$6,608,846
Add refined product sales from purchased products and rounding (1)	125,519	207,698	558,786	500,509
Total refined product sales	3,077,422	2,679,372	8,607,706	7,109,355
Add direct sales of excess crude oil (2)	277,810	103,145	658,117	294,845
Add other refining segment revenue (3)	54,563	49,678	147,185	126,604
Total refining segment revenue	3,409,795	2,832,195	9,413,008	7,530,804
Add PCLI segment sales and other revenues	298,137	—	809,643	—
Add HEP segment sales and other revenues	110,364	92,611	325,141	289,517
Add corporate and other revenues	(325)	11	(283)	168
Subtract consolidations and eliminations	(98,724)	(77,547)	(288,915)	(239,857)
Sales and other revenues	$3,719,247	$2,847,270	$10,258,594	$7,580,632

Reconciliation of average cost of products per produced barrel sold to cost of products sold (exclusive of lower of cost or market inventory valuation adjustment)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(Dollars in thousands, except per barrel amounts)
Consolidated
Average cost of products per produced barrel sold	$55.82	$51.55	$56.18	$47.64
Times sales of produced refined products (BPD)	455,960	437,700	435,820	427,430
Times number of days in period	92	92	273	274
Cost of products for produced products sold	$2,341,555	$2,075,836	$6,684,232	$5,579,398

Total cost of products for produced products sold	$2,341,555	$2,075,836	$6,684,232	$5,579,398
Add refined product costs from purchased products sold and rounding (1)	126,739	211,309	560,313	508,127
Total cost of refined products sold	2,468,294	2,287,145	7,244,545	6,087,525
Add crude oil cost of direct sales of excess crude oil(2)	282,751	104,187	664,035	297,494
Add other refining segment cost of products sold (4)	37,349	22,922	83,923	54,222
Total refining segment cost of products sold	2,788,394	2,414,254	7,992,503	6,439,241
Add PCLI segment cost of products sold	177,324	—	519,187	—
Subtract consolidations and eliminations	(77,188)	(72,417)	(228,563)	(224,086)
Costs of products sold (exclusive of lower of cost or market inventory valuation adjustment and depreciation and amortization)	$2,888,530	$2,341,837	$8,283,127	$6,215,155

Reconciliation of average refinery operating expenses per produced barrel sold to total operating expenses

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(Dollars in thousands, except per barrel amounts)
Consolidated
Average refinery operating expenses per produced barrel sold	$5.67	$5.49	$6.04	$5.59
Times sales of produced refined products (BPD)	455,960	437,700	435,820	427,430
Times number of days in period	92	92	273	274
Refinery operating expenses for produced products sold	$237,847	$221,074	$718,632	$654,677

Total refinery operating expenses for produced products sold	$237,847	$221,074	$718,632	$654,677
Add other refining segment operating expenses and rounding(5)	11,631	6,005	33,226	25,914
Total refining segment operating expenses	249,478	227,079	751,858	680,591
Add PCLI segment operating expenses	56,111	—	144,792	—
Add HEP segment operating expenses	35,998	32,099	102,584	89,067
Add corporate and other costs	817	1,390	3,152	3,797
Subtract consolidations and eliminations	(20,736)	(4,336)	(57,949)	(13,304)
Operating expenses (exclusive of depreciation and amortization)	$321,668	$256,232	$944,437	$760,151

Reconciliation of net operating margin per barrel to refinery gross margin per barrel to total sales and other revenues

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(Dollars in thousands, except per barrel amounts)
Consolidated
Net operating margin per barrel	$8.88	$4.34	$5.43	$3.20
Add average refinery operating expenses per produced barrel	5.67	5.49	6.04	5.59
Refinery gross margin per barrel	14.55	9.83	11.47	8.79
Add average cost of products per produced barrel sold	55.82	51.55	56.18	47.64
Average sales price per produced barrel sold	$70.37	$61.38	$67.65	$56.43
Times sales of produced refined products (BPD)	455,960	437,700	435,820	427,430
Times number of days in period	92	92	273	274
Produced refined product sales	$2,951,903	$2,471,674	$8,048,920	$6,608,846

Total produced refined product sales	$2,951,903	$2,471,674	$8,048,920	$6,608,846
Add refined product sales from purchased products and rounding (1)	125,519	207,698	558,786	500,509
Total refined product sales	3,077,422	2,679,372	8,607,706	7,109,355
Add direct sales of excess crude oil (2)	277,810	103,145	658,117	294,845
Add other refining segment revenue (3)	54,563	49,678	147,185	126,604
Total refining segment revenue	3,409,795	2,832,195	9,413,008	7,530,804
Add PCLI segment sales and other revenues	298,137	—	809,643	—
Add HEP segment sales and other revenues	110,364	92,611	325,141	289,517
Add corporate and other revenues	(325)	11	(283)	168
Subtract consolidations and eliminations	(98,724)	(77,547)	(288,915)	(239,857)
Sales and other revenues	$3,719,247	$2,847,270	$10,258,594	$7,580,632

(1)    We purchase finished products to facilitate delivery to certain locations or to meet delivery commitments.

(2)
We purchase crude oil that at times exceeds the supply needs of our refineries. Quantities in excess of our needs are sold at market prices to purchasers of crude oil that are recorded on a gross basis with the sales price recorded as revenues and the corresponding acquisition cost as inventory and then upon sale as cost of products sold. Additionally, at times we enter into buy/sell exchanges of crude oil with certain parties to facilitate the delivery of quantities to certain locations that are netted at cost.

(3)
Other refining segment revenue includes the incremental revenues associated with HFC Asphalt, product purchased and sold forward for profit as market conditions and available storage capacity allows and miscellaneous revenue.

(4)
Other refining segment cost of products sold includes the incremental cost of products for HFC Asphalt, the incremental cost associated with storing product purchased and sold forward as market conditions and available storage capacity allows and miscellaneous costs.

(5)	Other refining segment operating expenses include the marketing costs associated with our refining segment and the operating expenses of HFC Asphalt.

FOR FURTHER INFORMATION, Contact:

Richard L. Voliva III, Executive Vice President and
Chief Financial Officer
Craig Biery, Director,
Investor Relations
HollyFrontier Corporation
214/954-6510